UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: June 8, 2017

(Date of earliest event reported)

Biohaven Pharmaceutical Holding Company Ltd.

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38080	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Biohaven Pharmaceuticals, Inc.

234 Church Street

New Haven, Connecticut 06510

(Address of principal executive offices, including zip code)

(203) 404-0410

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note:

Biohaven Pharmaceutical Holding Company Ltd. is filing this Current Report on Form 8-K/A in order to amend its Current Report on Form 8-K, filed on June 14, 2017, and incorporated herein by reference, to provide certain financial disclosures required by Item 9.01 with respect to its acquisition of shares of Kleo Pharmaceuticals, Inc.

Item 2.01                                           Completion of Acquisition or Disposition of Assets.

On June 14, 2017, Biohaven Pharmaceutical Holding Company Ltd. (the “Registrant” or the “Company”) filed a Current Report on Form 8-K (the “June 8-K”) to disclose the Company’s acquisition of shares of common stock of Kleo Pharmaceuticals, Inc., a privately-held Delaware corporation (“Kleo”) in satisfaction of one of a series of the Company’s purchase commitments under a purchase agreement between the Company and Kleo.  The acquisition of shares reported in the June 8-K caused the Company to hold a 33.1% minority equity interest in Kleo.

In the June 8-K, the Company stated that it would file the financial statements of Kleo and pro forma financial information required by Items 9.01(a) and (b) of Form 8-K, respectively, by amendment as permitted by such Items. The Company is filing this Form 8-K/A to provide such financial statements and pro forma financial information.

Item 9.01                                           Financial Statements and Exhibits.

(a)                                 Financial Statements of Business Acquired.

The audited financial statements of Kleo as of and for the year ended December 31, 2016 and the notes related thereto and the independent auditors’ report thereon, are filed herewith as Exhibit 99.1 of this Report and are incorporated into this Item 9.01(a) by reference.

The unaudited condensed financial statements of Kleo as of March 31, 2017 and December 31, 2016 and for the three months ended March 31, 2017 and 2016, and the notes related thereto are filed herewith as Exhibit 99.2 of this Report and are incorporated into this Item 9.01(a) by reference.

(b)                                 Unaudited Pro Forma Financial Information. The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2016 and the three months ended March 31, 2017 are filed herewith as Exhibit 99.3 of this Report and are incorporated into this Item 9.01(b) by reference.

(d)                                 Exhibits.

Exhibit Number	Exhibit Description

23.1	Consent of PricewaterhouseCoopers LLP
99.1	Audited Financial Statements of Kleo Pharmaceuticals, Inc.
99.2	Unaudited Financial Statements of Kleo Pharmaceuticals, Inc.
99.3	Unaudited Pro Forma Condensed Consolidated Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biohaven Pharmaceutical Holding Company Ltd.

Date: August 24, 2017	By:	/s/ Vlad Coric
Vlad Coric, M.D.
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

23.1	Consent of PricewaterhouseCoopers LLP
99.1	Audited Financial Statements of Kleo Pharmaceuticals, Inc.
99.2	Unaudited Financial Statements of Kleo Pharmaceuticals, Inc.
99.3	Unaudited Pro Forma Condensed Consolidated Financial Information